SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: February 22, 2005

Commission file number 000-28587

GLOBAL BUSINESS SERVICES GROUP, INC.

(Exact name of small business issuer as specified in its charter)

DELAWARE	80-0048053
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

213 S. Robertson Blvd. Beverly Hills, CA. 90211

(Address of principal executive offices)

(310) 360-1215

Registrant's Telephone Number

Global Business Services, Inc.

Former Name or Former Address If Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01

Entry Into a Material Definitive Agreement

On February 22, 2005 Global Business Services Group, Inc. (the “Company”) entered into an Agreement with American Sports and Golf Acquisitions Tour, Inc., a Delaware corporation (“ASGA”) and ASGA Tour, Inc. the sole shareholder of ASGA (the “Shareholder”).  The Agreement provides for the issuance by the Company to the Shareholder of 18,000,000 shares (the “Shares”) of its common stock in exchange for all of the issued and outstanding shares of ASGA.  Following such issuance the Shareholder will hold more than 67% of the total number of issued and outstanding shares of common stock of the Company.  Pursuant to the Agreement the certificate representing the Shares will not be delivered to the Shareholder until July 15, 2005.  Pending such delivery the certificate will be held by a third party although the Shareholder will have all rights as a shareholder of the Company.

Pursuant to the Agreement Stephen M. Thompson, Harvey Judkowitz and George Marlowe resigned as directors of the Company effective February 22, 2005 and Tom Kidd, and Vera Harrell were appointed directors as of such date.

ASGA is in the business of developing, marketing, and conducting professional golf events for aspiring professionals, former tour players, and celebrities, under the brand name ASGA Tour.  The Tour events are televised pursuant to a Television Broadcast Agreement with the Golf Channel under its program title “54 Holes to Sunday”.

Item 2.01

Completion of Acquisition or Disposition of Assets

See Item 1.01 above.

Item 3.02

Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 5.01

Changes in Control of Registrant

See Item 1.01 above.

a)   Pursuant to the Agreement described in Item 1.01 of this current report, ASGA Tour, Inc.., a Delaware corporation (the “Shareholder”) became the holder of more than 67% of the outstanding shares of common stock of the Company.  The shareholders of the Shareholder and their percentage of shareholdings in the Shareholder are as follows: Tom Kidd – 50.9%, Robert Marshburn – 32.4%, Vera Harrell – 9.3%, Brett Hanson – 4.9%, Kenneth Steiner – 2.5%.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In accordance with the terms of the Agreement described in Item 1.01 of the current report, Stephen M. Thompson resigned as President and CEO and Harvey Judkowitz and George Marlowe resigned as directors of the Company effective February 22, 2005 and Tom Kidd and Vera Harrell were appointed directors as of such date, and Tom Kidd was appointed as President and CEO of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BUSINESS SERVICES GROUP, Inc.

(Registrant)

Date: February 22, 2005

By:  /s/ Tom Kidd

Tom Kidd, President and Chief Executive Officer

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